UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-32360	72-0717400
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1925 West Field Court, Suite 300
Lake Forest, IL 60045
(Address of principal executive offices, Zip Code)
Registrant’s telephone number, including area code (847) 279-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     Please see the discussion in Item 5.02 below regarding the termination of the Company’s Executive Employment Agreement dated April 24, 2006, with Arthur Przybyl. The Executive Employment Agreement, including its severance features, is described in the Company’s Current Report on Form 8-K filed on April 28, 2006, and the section entitled “EXECUTIVE COMPENSATION AND OTHER INFORMATION — Employment Agreement” of the Company’s Definitive Proxy Statement on Schedule 14A filed April 18, 2008. A copy of the Executive Employment Agreement was also filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 28, 2006, and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Following a meeting of the Company’s Board of Directors held January 29, 2009, two members of the Board of Directors met that same day with Mr. Przybyl. Mr. Przybyl vacated the positions of President and Chief Executive Officer effective that same day. The Company is now working with Mr. Przybyl to attempt to finalize the terms of Mr. Przybyl’s departure. Mr. Przybyl’s Executive Employment Agreement has been terminated in connection with his departure. That agreement prescribes severance payments, payable by the Company to Mr. Przybyl, for terminations without cause. The Company expects to make those payments.
     In connection with Mr. Przybyl’s departure as the Company’s President and Chief Executive Officer, on January 29, 2009, the Board formed a committee to oversee the Company’s operations until a new President and Chief Executive Officer is appointed and begins service in those positions. The committee will also lead the Company’s efforts to find a new President and Chief Executive Officer. The committee is comprised of Dr. John Kapoor, Chairman of the Board, and Randall Wall and Jerry Ellis, both members of the Board. Information regarding Dr. Kapoor and Messrs. Wall and Ellis can be found in the sections entitled “PROPOSAL 1. ELECTION OF DIRECTORS” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” of the Company’s Definitive Proxy Statement on Schedule 14A filed April 18, 2008, which is incorporated herein by reference.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K, including the exhibit hereto, contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with the Company’s business involving its products, the development and distribution of the Company’s products and related services, economic and competitive factors, the Company’s key strategic relationships, changes in regulations affecting the Company’s business and other risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: February 3, 2009